UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2025

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E Tarpon Ave,

Tarpon Springs, FL 34689

(Address of principal executive offices)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 22, 2025, Allarity Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a certain accredited investor named therein (the “Investor”), pursuant to which the Company agreed to sell the Shares and/or Pre-Funded Warrants (as defined below) to the Investor, in a private placement transaction (the “Private Placement”).

The initial closing of the Private Placement is scheduled to occur on September 23, 2025 (the “Initial Closing”), subject to customary closing conditions. At the Initial Closing, the Company has agreed to issue and sell 1,562,500 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for $1.60 per Share, and/or pre-funded warrants in (the “Pre-Funded Warrants) to purchase one share of Common Stock per Pre-Funded Warrant, at an offering price of $1.5999 per Pre-Funded Warrant (the “Purchase Price”), for gross proceeds to the Company of approximately $2.5 million, before deducting fees and expenses. Each Pre-Funded Warrant is exercisable for one share of Common Stock for $0.0001 per share (a “Conversion Share”).

For a period of ninety (90) calendar days following the Initial Closing, the Investor has the right, in their sole discretion, to purchase additional Shares and/or Pre-Funded Warrants for aggregate gross proceeds of $7.5 million (the “Additional Closing”), with the number of Shares and/or Pre-Funded Warrants to be issued at the Additional Closing determined based on the then-current “Minimum Price” (as defined in Nasdaq Stock Market Rule 5635(d)). The purchase price per Share at the Additional Closing shall be equal to the then-current Minimum Price. The purchase price per Pre-Funded Warrant at the Additional Closing will be equal to the then-current Minimum Price less the $0.0001 exercise price.

The Purchase Agreement contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the Purchase Agreement. Such representations, warranties and covenants (i) are intended as a way of allocating risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of transaction and not to provide investors with any other factual information regarding the Company. The Investor should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investor at the Initial Closing, pursuant to which the Company will agree to prepare and file, within 10 days of the Initial Closing, an initial registration statement (the “Initial Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale the Shares and/or the shares underlying the Pre-Funded Warrants in connection with the Initial Closing. If applicable, the Company has agreed to prepare and file an additional registration statement (the “Additional Registration Statement”) with the SEC to register for resale the Shares and/or the shares underlying the Pre-Funded Warrants that may be issued in connection with the Additional Closing. The Company will use reasonable best efforts to cause the Initial Registration Statement or any Additional Registration Statement and any amendments to promptly become effective, but in no event later than the earlier of (i) the 90th calendar day following the Initial Registration Statement or any Additional Registration Statement filing date and (ii) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement or any Additional Registration Statement, as applicable, will not be “reviewed” or will not be subject to further review.

The Company shall use reasonable best efforts to keep the Initial Registration Statement or any Additional Registration Statement, as applicable, continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investor of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Investor shall have resold all the Registrable Securities covered thereby; and (ii) the date on which the Registrable Securities may be resold by the Investor without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 as promulgated by the SEC under the Securities Act (“Rule 144”), without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect. Certain cash penalties will apply to the Company in the event of registration failures, as described in the Registration Rights Agreement. The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing summaries of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of Purchase Agreement and the form of Registration Rights Agreement, which are filed with this report as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure regarding the Shares and/or Pre-Funded Warrants to be sold and issued under the Purchase Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference under this Item 3.02.

The Shares and/or Pre-Funded Warrants described above under Item 1.01 have not been registered under the Securities Act of 1933, as amended (“Securities Act”), or any state securities laws. The Company is relying on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof. Each of the Investor’s provided representations appropriate for a private placement of the Shares and/or Pre-Funded Warrants. Restrictive legends will be affixed to the securities issued in the Private Placement.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement, dated September 22, 2025, by and among the Company and the Investor.
10.2	Form of Registration Rights Agreement, dated September 22, 2025, by and among the Company and the Investor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: September 22, 2025	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer

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